[The American Funds Group(r)]

Capital World Bond Fund

2001
Semi-Annual Report
For the six months ended March 31

[photograph of several balls wrapped in various world currencies, rolling over a map of the world]


Capital World Bond Fund

Capital World Bond Fund(r) is one of the 29 American Funds, the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Capital World Bond Fund seeks to maximize long-term total return, consistent with prudent management, by investing primarily in investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, higher yielding debt securities.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Results for other share classes can be found on page 21. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2001:
                                       1 year    5 years   10 years
Class A shares
reflecting 3.75% maximum sales charge   -3.06%    +1.84%    +5.66%

The fund's 30-day yield as of April 30, 2001, calculated in accordance with the Securities and Exchange Commission formula, was 4.74%. The fund's distribution rate as of that date was 3.10%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

Please see the back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Investing in non-U.S. bonds is subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation and periods of illiquidity. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. For more complete information, please read the prospectus.


Fellow Shareholders:

For the past six months, global bond prices enjoyed healthy gains as investors reacted to interest rate cuts and the steep declines in global equity markets. Government and high-quality corporate bonds from developed countries experienced the biggest price increases, while bonds from developing nations posted moderate gains. U.S. high-yield corporate bonds experienced significant price gyrations but ended the period nearly flat. In the currency markets, the U.S. dollar experienced sharp gains against the Japanese yen and ended the period slightly weaker against the euro.

[Begin Sidebar]
Investment Results at a Glance

6-month total return
(10/1/00 - 3/31/01)         +2.9%

12-month total return
(4/1/00 - 3/31/01)          +0.7

Lifetime total return
(8/4/87 - 3/31/01)        +149.3

Lifetime average annual
compound return
(8/4/87 - 3/31/01)          +6.9
[End Sidebar]

Reflecting this environment of improved bond prices, Capital World Bond Fund posted a total return of 2.9% for the semi-annual period, assuming reinvestment of distributions. Shareholders who reinvested quarterly income dividends totaling 31 cents a share received an income return of 2.2% (4.4% annualized).

The fund's 2.9% total return outpaced the 1.1% return from the world's major bond markets, as tracked by the Salomon Smith Barney World Government Bond Index. The U.S. bond market, by comparison, experienced a strong rally, with the Salomon Smith Barney Broad Investment-Grade Bond Index gaining 7.4%.


Weaker Global Economies and Higher Bond Prices

Economies around the world slowed over the past six months, while stock markets tumbled. In this uncertain environment, investors showed a clear preference for bonds. Weak economic data in the United States, combined with the Treasury's move to buy back its securities, helped to fuel the surge in U.S. Treasury prices. Consumer spending slowed while business investment and inventories declined substantially, causing industrial production to grind to a halt. In response, the Federal Reserve cut short-term interest rates twice in January, and then once in March, April and May - a total of 250 basis points - to 4.0% from 6.5%.

Bonds also enjoyed solid gains throughout Europe. The euro recovered sharply from its all-time low in October, which was enough to further boost bond returns for U.S. investors over the six-month period. We remain optimistic regarding the long-term prospects for European bonds and the euro and have increased our exposure to euro-denominated securities from six months ago. Similarly, we have slightly decreased our holdings of dollar-denominated securities.

We are more cautious about investing in Japan. Continued deflation caused the government to reintroduce a "zero-interest-rate policy" in hopes of stimulating the economy. As yields fell, 10-year government bond prices saw moderate increases, but the yen's weakness against the U.S. dollar resulted in negative returns for U.S. investors. You will notice in the table on page 3 that we have kept our exposure to the yen at a modest level in comparison to other major currencies.


Where the Values Are Now

Lower quality, higher yielding technology and telecommunications bonds have been left behind in the recent rally, as investors have grown concerned about how a weaker U.S. economy might affect these companies' future prospects. As we have mentioned in past reports, however, perceptions of risk in the bond market can create excellent opportunities for research-driven investors. Higher quality corporate bonds continue to offer good values, despite their recent price appreciation.


A Dividend Change

Please note that there has been a change in the fund's dividend policy. The March 2001 payment was 8 cents a share, down from last year's regular dividend of 15 cents a share. The amount of income generated by the fund's investments has not changed substantially from one year ago. Under federal law, however, realized currency gains or losses either add to or reduce the amount of income that can be distributed as dividends. Due to the continued strength of the U.S. dollar and the potential for losses this year on the sale of bonds denominated in non-U.S. currencies, we are opting for a cautious distribution policy and expect the June and October dividends to remain at 8 cents a share. The December dividend may be higher or lower, reflecting the amount of realized currency gains or losses and any undistributed income left to be paid out. The fund's total return is not affected by these changes in the quarterly dividend.


Looking Ahead

Since the fund adopted a broader investment policy in November 1999 to include higher yielding corporate bonds and those from issuers in developing countries, we have added - and expect to continue to add - many new holdings. We believe that the stage has been set for a more favorable environment for global bonds. We appreciate your support and confidence, and we look forward to reporting to you in November.

Cordially,

/s/ Paul G. Haaga, Jr.             /s/ Abner D. Goldstine
Paul G. Haaga, Jr.                 Abner D. Goldstine
Chairman of the Board              President

May 16, 2001


INVESTMENT PORTFOLIO
Capital World Bond Fund

[begin pie chart]
PORTFOLIO SUMMARY
Percent of net assets as of March 31, 2001

Non-U.S. Governments/Agencies                             47.3%
U.S. Corporate Bonds                                      19.1
Non-U.S. Corporate Bonds                                  13.8
U.S. Treasuries                                            7.0
Mortgage- and Asset-Backed Securities                      6.9
U.S. Government Agency Notes                               0.9
Cash & Equivalents                                         5.0

Investment-Grade Bonds*                                   84.0%
Non-Investment-Grade Bonds*                               16.0%
   Corporate Bonds                                        12.4%
   Developing Country Bonds                                3.6%

* Percent of net assets as of March 21, 2001

[end pie chart]

A LOOK AT THE FUND'S
PORTFOLIO - WHAT HELPED
AND WHAT HURT RETURNS
as of March 31, 2001
                                                                           Government Bond Market
                                        Capital World Bond Fund                 Total Returns
                                                     Net Assets      Six months ended March 31, 2001

                                             Currency Weighting
Country                                         (After Hedging)     In Local Currency     In U.S. Dollars

United States                                         43.2% /1/                 +7.5%               +7.5%
European Monetary Union                                33.5 /2/                 +5.5                +5.7
Japan                                                       9.9                 +4.3               -10.1
New Zealand                                                 3.1                 +6.8                +6.3
Denmark                                                     2.8                 +6.2                +6.2
Poland                                                      1.9                    -                   -
Australia                                                   1.5                 +8.0                -2.6
United Kingdom                                              1.3                 +4.6                +0.6
Canada                                                      1.1                 +4.4                -0.2
Norway                                                      0.7                 +4.0                +3.6
South Africa                                                0.5                    -                   -
Sweden                                                      0.3                 +5.5                -1.5
Turkey                                                      0.2                    -                   -

Source: Salomon Smith
Barney World Government
Bond Index, based on bonds
with remaining maturities
of at least one year.

/1/ Includes 0.2% in U.S.
    corporate bonds that
    are denominated in
    euros, as reflected
    on page 4.

/2/ Includes bonds from
    Finland, France, Germany,
    Greece, Italy, the
    Netherlands and Spain;
    also includes bonds
    denominated in German
    marks, totaling 2.8%.



CAPITAL WORLD BOND FUND
Investment Portfolio, March 31, 2001 (unaudited)


                                                                           Shares or
                                                                           Principal    Market  Percent
                                                                              Amount     Value   of Net
Bonds and Notes                                                                 (000)     (000)  Assets

EUROS
German Government:
5.00% 2002                                                                 EURO 6,500 US$ 5,774
7.25% 2002                                                                      5,850     5,363
8.00% 2002                                                                      6,641     6,103
6.75% 2003                                                                      1,023       941
7.125% 2003                                                                     4,908     4,521
7.50% 2004                                                                      4,695     4,529
6.50% 2005                                                                      8,000     7,641
6.875% 2005                                                                     4,974     4,771
6.00% 2006                                                                      1,300     1,218
6.00% 2007                                                                        600       570
5.25% 2008                                                                      6,751     6,193
5.25% 2010                                                                        550       504
5.375% 2010                                                                     1,750     1,621
5.625% 2028                                                                     1,000       908
6.25% 2030                                                                        800       793  12.97%
Greece (Republic of):
8.90% 2004                                                                      1,761     1,736
8.80% 2007                                                                      9,728    10,300
8.60% 2008                                                                      5,664     6,012
7.50% 2013                                                                      2,876     2,985     5.30
Bayerische Vereinsbank:
5.00% 2008                                                                      2,000     1,759
5.50% 2008                                                                      9,226     8,344     2.55
French Government:
4.50% 2003                                                                      1,150     1,016
OAT 5.25% 2008                                                                  1,906     1,741
OAT 0% 2019                                                                    12,500     4,031     1.71
Netherlands Government:
5.75% 2002                                                                      4,700     4,210
3.75% 2009                                                                      1,595     1,313
5.50% 2028                                                                        250       223     1.45
Italian Government BTPS:
6.00% 2007                                                                      3,744     3,514
5.00% 2008                                                                      2,000     1,777     1.33
Spanish Government:
6.00% 2008                                                                      3,486     3,267
6.15% 2013                                                                      1,503     1,434     1.18
Rheinische Hypothekenbank Eurobond 4.25% 2008                                   3,000     2,502      .63
Mannesmann Finance BV 4.75% 2009                                                2,500     2,039      .51
Finland (Republic of) 5.75% 2011                                                1,000       933      .24
Kappa Beheer BV 10.625% 2009                                                    1,000       927      .23
PTC International Finance II SA 11.25% 2009                                     1,000       903      .23
Corporacion Andina de Fomento 4.75% 2004                                        1,000       859      .22
General Motors Acceptance Corp. 4.00% 2006                                      1,000       820      .21
Portugal Telecom International Finance BV                                         800       621      .16
 4.625% 2009
AXA 6.75% 2020 /1/                                                                580       526      .13
United Mexican States government Eurobonds,                                       500       430      .11
 Global 7.50% 2010
                                                                                        115,672    29.16



GERMAN MARKS
Ford Motor Credit Co. 5.25% 2008                                            DM 22,900 US$ 9,848     2.48%
Telstra Corp. Ltd. 5.125% 2008                                                  2,250       963      .24
Viatel, Inc. 0%/12.40% 2008 /2/                                                 1,900       102      .03
                                                                                         10,913     2.75



JAPANESE YEN
International Bank for Reconstruction and
 Development:
4.50% 2003                                                                Yen 554,000     4,784
4.75% 2004                                                                    400,000     3,700     2.14
Japanese Government:
0.90% 2008                                                                    680,000     5,371
1.90% 2010                                                                    260,000     2,211     1.91
General Motors Acceptance Corp. 0.206% 2002 /1/                               656,000     5,220     1.32
Spain (Kingdom of) 3.11% 2006                                                 555,000     5,021     1.26
KfW International Finance Inc. 1.00% 2004                                     550,000     4,483     1.13
SHL 1999-1 Corp. Ltd.: /3/
Class A1, 0.478% 2024 /1/                                                      47,886       381
Class A2, 0.778% 2024 /1/                                                     130,000     1,034
Class A3, 2.09% 2024                                                          250,000     2,017      .86
Fannie Mae: 2.125% 2007                                                       350,000     3,014      .76
Ontario (Province of) 1.875% 2010                                             325,000     2,762      .70
Hellenic Republic 2.90% 2007                                                  230,000     2,010      .51
                                                                                         42,008    10.59



NEW ZEALAND DOLLARS
New Zealand Government:
8.00% 2004                                                                  NZ$ 6,500     2,783
8.00% 2006                                                                      3,000     1,336
7.00% 2009                                                                      8,725     3,767
4.50%  2016 /4/                                                                17,747     7,195     3.80
Fannie Mae: 7.25% 2002                                                          7,750     3,164      .80
Canadian Government 6.625% 2007                                                 7,500     3,046      .77
                                                                                         21,291     5.37



DANISH KRONER
Nykredit: /3/
6.00% 2029                                                                 DKr 55,836     6,377
7.00% 2029                                                                     15,843     1,884     2.08
Denmark (Kingdom of):
8.00% 2003                                                                     10,000     1,256
7.00% 2004                                                                      6,000       761
5.00% 2005                                                                     21,000     2,500
7.00% 2007                                                                      5,000       660
6.00% 2009                                                                      2,800       355     1.39
Danske Kredit: /3/
6.00% 2029                                                                     25,586     2,922
7.00% 2029                                                                      7,976       946      .98
                                                                                         17,661     4.45



AUSTRALIAN DOLLARS
News America Holdings Inc. 8.625% 2014                                       A$ 9,000     4,502     1.14
Australian Government:
10.00% 2002                                                                       550       289
6.75% 2006                                                                      2,000     1,060
10.00% 2006                                                                     1,000       594
8.75% 2008                                                                      1,500       890      .71
New South Wales Treasury Corp. 7.00% 2004                                       2,000     1,027      .26
                                                                                          8,362     2.11



POLISH ZLOTY
Polish Government:
12.00% 2002                                                                 PLZ 1,500   US$ 351
8.50% 2004                                                                      4,000       841
8.50% 2005                                                                     24,295     5,098
Polish Government 8.50% 2005
Polish Government 8.50% 2005
8.50% 2006                                                                      6,000     1,257     1.90%
                                                                                          7,547     1.90



BRITISH POUNDS
United Kingdom:
6.50% 2003                                                                Pound   200       295
7.25% 2007                                                                      1,250     2,009      .58
Royal Bank of Scotland 8.375% 2007                                              1,000     1,591      .40
Halifax Building Society 11.00% 2014                                              600     1,210      .31
                                                                                          5,105     1.29



NORWEGIAN KRONER
Norwegian Government 6.75% 2007                                             NOK40,500     4,532     1.14



CANADIAN DOLLARS
Canadian Government:
7.25% 2003                                                                    C$2,500     1,666
7.25% 2007                                                                        350       246      .48
Lindsey Morden Group Inc., Series B,                                            4,115     1,826      .46
 7.00% 2008 /5/ /6/
Domtar Inc. 10.00% 2011                                                         1,000       714      .18
                                                                                          4,452     1.12



SOUTH AFRICA RANDS
South Africa (Republic of) 13.00% 2010                                     ZAR14,500      1,892      .48



SWEDISH KRONOR
Stadshypotek AB 5.50% 2008                                                 SKr12,000      1,157      .29



TURKISH LIRA
Turkish Treasury Bill 0% 2002                                           TRL1,120,000        604      .15



U.S. DOLLAR
U.S. Treasury Obligations:
5.50% 2003                                                                   US$1,550     1,585
6.50% 2005                                                                      1,100     1,182

3.375% 2007 /4/                                                                 1,105     1,116
6.125% 2007                                                                     1,345     1,441
6.25% 2007                                                                      1,095     1,179
3.625% 2008 /4/                                                                   293       299
5.625% 2008                                                                     1,050     1,096
6.00% 2009                                                                      5,000     5,347
5.75% 2010                                                                      5,200     5,484
6.50% 2010                                                                      1,235     1,364
7.50% 2016                                                                        500       603
3.625% 2028 /4/                                                                 2,517     2,559
5.25% 2028                                                                      2,450     2,322
6.25% 2030                                                                      1,800     1,977     6.95
Airplanes Pass Through Trust, pass-through
 certificates, Series 1, Class C,
 8.15% 2019 /3/                                                                 5,597     5,436     1.37
Komercni Banka AS 9.00%/10.75% 2008 /2/ /6/                                     4,075     4,044     1.02
Fannie Mae:
6.00% 2008                                                                   US$1,000  US$1,028
5.25% 2009                                                                      1,500     1,466
6.25% 2029                                                                      1,100     1,094
Series 2001-4, Class GA,10.007% 2031 /3/                                          217       239      .96%
Government National Mortgage Assn.: /3/
8.50% 2021                                                                        169       175
6.50% 2029                                                                      1,386     1,386

7.00% 2029                                                                      1,614     1,639      .81
United Mexican States Government Eurobonds, Global:
9.875% 2010                                                                     2,500     2,690
8.375% 2011                                                                       500       494      .80
Bulgaria (Republic of): /1/
6.688% 2011                                                                     2,000     1,510
Front Loaded Interest Reduction Bond, 2.50% 2012                                1,750     1,325      .71
Brazil (Federal Republic of):
10.25% 2006                                                                       750       729
Bearer 8.00% 2014 /7/                                                           2,217     1,704
Capitalization Interest ADD TO 35B06
11.00% 2040                                                                       300       233      .67
Vodafone AirTouch PLC 7.75% 2010                                                2,050     2,213      .56
France Telecom 7.75% 2011 /6/                                                   2,200     2,209      .56
Fox Family Worldwide, Inc. 0%/10.25% 2007 /2/                                   2,500     2,150      .54
Charter Communications Holdings, LLC                                            2,000     2,145      .54
 11.125% 2011
Skandinaviska Enskilda Banken 6.875% 2009                                       2,000     2,011      .51
Dobson/Sygnet Communications Co. 12.25% 2008                                    1,000     1,028
Dobson Communications Corp.: /7/ /8/
12.25% exchangeable preferred, redeemable 2008                             500 shares       465
13.00% exchangeable preferred stock 2009                                          500       475      .50
Premier Parks Inc.
9.75% 2007                                                                     US$750       769
0%/10.00% 2008 /2/                                                                750       602
Six Flags Inc. 9.50% 2009 /6/                                                     500       510      .47
Panama (Republic of):
9.625% 2011                                                                       750       750
10.75% 2020                                                                       750       767
8.875% 2027                                                                       325       285      .45
Comcast UK Cable Partners Ltd. 0%/11.20%                                        1,000       900
 2007 /2/
NTL Communications Corp.:
11.50% 2008                                                                       750       668
Series B, 11.875% 2010                                                            250       228      .45
Allied Waste North America, Inc.:
8.875% 2008 /6/                                                                   250       256
10.00% 2009                                                                     1,500     1,528      .45
Adelphia Communications Corp. 8.375% 2008                                       1,000       950
Century Communications, Inc. 0% 2003                                            1,000       820      .45
Nabisco, Inc. 6.375% 2035 /1/                                                   1,745     1,748      .44
SBA Communications Corp. 0%/12.00% 2008 /2/                                     2,125     1,658      .42
Reliance Industries Ltd.:
8.125% 2005                                                                       550       561
10.25% 2097 /6/                                                                 1,250     1,040      .40
South Africa (Republic of) 9.125% 2009                                          1,500     1,579      .40
Crown Castle International Corp.
0%/10.625% 2007 /2/                                                             1,250     1,038
12.75% exchangeable preferred 2010 /7/ /8/                                 515 shares       500      .39
Household Finance Corp. 6.40% 2008                                           US$1,500  US$1,494      .38%
Boyd Gaming Corp.:
9.25% 2003                                                                        500       500
9.50% 2007                                                                      1,000       955      .37
SpectraSite Holdings, Inc.:
Series B, 0%/12.00% 2008 /2/                                                    2,000     1,200
Series B, 12.5% 2010                                                              250       220      .36
Development Bank of Singapore Ltd.                                              1,250     1,348      .34
 7.875% 2010 /6/
Russian Federation:
12.75% 2028                                                                       600       526
2.25% 2030 /1/                                                                  2,000       810      .34
Nextel Partners, Inc.:
0%/14.00% 2009 /2/                                                              1,798     1,115
11.00% 2010                                                                       250       216      .34
Clear Channel Communications, Inc.                                              1,250     1,316      .33
 7.65% 2010
Ameristar Casinos, Inc. 10.75% 2009 /6/                                         1,250     1,284      .32
Deutsche Telecom International Finance                                          1,250     1,279      .32
 BV 8.00% 2010
Container Corp. of America 9.75% 2003                                             750       765
Stone Container Corp. 9.75% 2011 /6/                                              500       509      .32
American Media Operations, Inc. 10.25% 2009                                     1,250     1,263      .32
Clark Oil & Refining Corp. 9.50% 2004                                           1,275     1,116
Clark Refining & Marketing, Inc. 8.375% 2007                                      125        96      .31
American Tower Corp. 9.375% 2009 /6/                                            1,250     1,203      .30
Centennial Cellular Corp. 10.75% 2008                                           1,250     1,188      .30
Turkey (Republic of) 11.875% 2030                                               1,500     1,144      .29
CSFB Finance Co. Ltd., Series 1995-A,                                           1,250     1,125      .28
 7.142% 2005 /1/ /3/ /6/
Citadel Broadcasting Co. 9.25% 2008                                             1,000     1,070      .27
Clearnet Communications, Inc. 0%/10.125%                                        1,250     1,063      .27
 2009 /2/
Hollywood Casino Corp. 11.25% 2007                                              1,000     1,060      .27
Levi Strauss & Co. 11.625% 2008 /6/                                             1,000     1,030      .26
DaimlerChrysler North America Holding Corp.                                     1,000     1,029      .26
 7.75% 2011
Gray Communications Systems, Inc. 10.625% 2006                                  1,000     1,020      .26
Sun Media Corp. 9.50% 2007                                                      1,000     1,016      .26
Printpack, Inc. 10.625% 2006                                                    1,000     1,015      .25
TransWestern Publishing Co. LLC 9.625% 2007                                     1,000     1,015      .25
Eldorado Resorts LLC 10.50% 2006                                                1,000     1,010      .25
Litigation Settlement Monetized Fee Trust,
 Series 2001-1A, 10.98% 2031 /3/ /6/                                            1,000     1,005      .25
KSL Recreation Group, Inc. 10.25% 2007                                          1,000     1,000      .25
Allegiance Telecom, Inc. 12.875% 2008                                           1,000       980      .25
TeleWest PLC 9.875% 2010                                                        1,000       940      .24
Micron Technology, Inc. 6.50% 2005 /6/                                          1,000       850      .21
Argosy Gaming Co. 10.75% 2009 /6/                                                 750       803      .20
Leap Wireless International, Inc.:
0%/14.50% 2010 /2/                                                                 75        18
12.50% 2010                                                                     1,250       775      .20
Telefonica Europe BV 7.75% 2010                                                   750       782      .20
PDVSA Finance Ltd. 7.50% 2028                                                   1,000       768      .19
ACME Television, LLC, Series A, 10.875% 2004 /2/                                  750       713      .18
CFW Communications Co. 13.00% 2010 /5/                                       US$1,000    US$710      .18%
Structured Asset Securities Corp., Series 1998-RF2,                               602       643      .16
 Class A, 8.572% 2027 /1/ /3/ /6/
McDermott Inc. 9.375% 2002                                                        750       630      .16
Cumulus Media Inc. 13.75% preferred 2009 /7/ /8/                           750 shares       600      .15
Argentina (Republic of):
11.75% 2009                                                                     US$250       215
Eurobond 5.00% 2023 /1/                                                           500       335      .14
CenturyTel, Inc., Series H, 8.375% 2010                                           500       537      .14
The Kroger Co. 8.05% 2010                                                         250       274
Fred Meyer, Inc. 7.45% 2008                                                       250       261      .13
Omnipoint Corp. 11.50% 2009 /5/ /6/                                               500       533      .13
MGM Mirage Inc. 8.50% 2010                                                        500       526      .13
L.A. Arena Funding, LLC 7.656% 2026 /3/ /6/                                       500       511      .13
Kellogg Co 6.60% 2011 /6/                                                         500       499      .13
Comcast Cable Communications, Inc. 6.20% 2008                                     500       488      .12
Capital One Financial Corp. 7.25% 2006                                            500       474      .12
Young Broadcasting Inc.:
9.00% 2006                                                                        250       230
10.00% 2011 /6/                                                                   250       241      .12
Waste Management Inc. 7.375% 2010                                                 200       201
WMX Technologies, Inc. 7.10% 2026                                                 250       253      .11
Kaiser Aluminum & Chemical Corp. 12.75% 2003                                      500       430      .11
Columbia (Republic of) 8.70% 2016                                                 575       424      .11
Croatian Government, Series A, 6.50% 2010 /1/                                     432       417      .11
Morocco (Kingdom of) 7.75% 2009 /1/                                               471       416      .10
IBJ Preferred Capital Co. LLC, Series A, 8.79%
 noncumulative preferred (undated) /1/ /6/                                 250 shares       197
Fuji JGB Investment LLC, Series A, 9.87%                                          250       205      .10
 noncumulative preferred (undated) /1/ /6/
Telemundo Holdings, Inc., Series A,                                            US$500       350      .09
 0%/11.50% 2008 /2/
Graham Packaging Co. 0%/10.75% 2009 /2/                                         1,000       340      .09
UnumProvident Corp. 7.625% 2011                                                   300       304      .08
NiSource Finance Corp. 7.875% 2010 /6/                                            250       271      .07
State of Qatar 9.75% 2030 /6/                                                     250       266      .07
AT&T Wireless Services, Inc. 7.875% 2011 /6/                                      250       250      .06
Hanvit Bank 11.75% 2010 /1/                                                       250       249      .06
Federated Department Stores, Inc. 6.625% 2011                                     250       244      .06
Nortel Networks Ltd. 6.125% 2006                                                  250       241      .06
Royal Caribbean Cruises Ltd. 7.00% 2007                                           250       239      .06
Tokai Preferred Capital Co. LLC, Series A,
9.98%/11.091% noncumulative preferred                                      250 shares       209      .05
 (undated) /1/ /6/
                                                                                        135,446    34.14

Total Bonds and Notes (cost: $436,460,000)                                              376,642    94.94





Equity-Related Securities

WARRANTS

GT Group Telecom Inc., warrants, expire 2010                             1,000 shares     US$29      .01%
 (Canada) /5/ /6/ /8/
NTELOS, Inc., warrants, expire 2010 /5/ /8/                                     1,000         2      .00
                                                                                             31      .01

Total Equity-Related Securities (cost: $54,000)                                              31      .01






Short-Term Securities

CORPORATE SHORT-TERM NOTES

ExxonMobil Australia Pty Ltd. 4.95% due                                      US$3,600     3,598      .91
 4/4/01  /6/
Toyota Motor Corp. 4.88% due 4/3/01 /6/                                         3,250     3,249      .82
ABN AMRO North America Finance Inc.                                             3,000     2,999      .76
 5.00% due 4/2/01
UBS Finance (Delaware) Inc. 5.40% due 4/2/01                                    1,400     1,399      .35
                                                                                         11,245     2.84

Total Short-Term Securities (cost: $11,245,000)                                          11,245     2.84

Total Investment Securities (cost:$449,837,000)                                         387,918    97.79
Excess of cash and receivables over payables                                              8,766     2.21

Net Assets                                                                             $396,684   100.00%

/1/ Coupon rate may change periodically.
/2/ Step bond; coupon rate will increase at a
    later date.
/3/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
/4/ Index-linked bond whose principal amount moves
    with a government retail price index.
/5/ Valued under procedures established by the
    Board of Directors.
/6/ Purchased in a private placement transaction;
    resale may be limited to qualified institutional buyers; resale to the public may require registration.
/7/ Payment in kind; the issuer has the option of
    paying additional securities in lieu of cash.
/8/ Non-income-producing security.

See Notes to Financial Statements

CAPITAL WORLD BOND FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES                                                        Unaudited
at March 31, 2001                                                       (dollars in  thousands)

Assets:
Investment securities at market
 (cost: $449,837)                                                                           $387,918
Cash                                                                                           1,166
Receivables for -
 Sales of investments                                                          $635
 Sales of fund's shares                                                         322
 Forward currency contracts - net                                            84,641
 Dividends and accrued interest                                               8,095           93,693
                                                                                             482,777

Liabilities:
Payables for -
 Purchases of investments                                                       229
 Repurchases of fund's shares                                                 1,249
 Forward currency contracts - net                                            83,962
 Management services                                                            225
 Other expenses                                                                 428           86,093
Net Assets at March 31, 2001                                                                $396,684

Total authorized capital stock - 200,000,000 shares
Class A shares, $.001 par value:
 Net assets                                                                                 $393,932
 Shares outstanding                                                                       27,630,450
 Net asset value per share                                                                    $14.26
Class B shares, $.001 par value:
 Net assets                                                                                   $2,619
 Shares outstanding                                                                          183,760
 Net asset value per share                                                                    $14.25
Class C shares, $.001 par value:
 Net assets                                                                                      $69
 Shares outstanding                                                                            4,810
 Net asset value per share                                                                    $14.25
Class F shares, $.001 par value:
 Net assets                                                                                      $64
 Shares outstanding                                                                            4,510
 Net asset value per share                                                                    $14.26




STATEMENT OF OPERATIONS                                                                    Unaudited
for the six months ended March 31, 2001                                 (dollars in  thousands)
Investment Income:
Income:
 Interest                                                                                    $12,784

Expenses:
 Management services fee                                                     $1,331
 Distribution expenses - Class A                                                501
 Distribution expenses - Class B                                                  9
 Transfer agent fees - Class A                                                  229
 Transfer agent fees - Class B                                                    1
 Reports to shareholders                                                         50
 Registration statement and prospectus                                           46
 Postage, stationery and supplies                                                29
 Directors' fees                                                                  6
 Auditing and legal fees                                                         48
 Custodian fee                                                                   60
 Taxes other than federal income tax                                             14
 Other expenses                                                                 237            2,561
 Net investment income                                                                        10,223

Realized Loss and Unrealized
 Appreciation on Investments:
Net realized loss                                                                             (7,938)
Net unrealized appreciation on:
 Investments                                                                 10,272
 Open forward currency contracts                                               (715)
  Net unrealized appreciation                                                                  9,557
 Net realized loss and
  unrealized appreciation
  on investments                                                                               1,619
Net Increase in Net Assets Resulting
 from Operations                                                                             $11,842









STATEMENT OF CHANGES IN NET ASSETS                                      (dollars in  thousands)

                                                                         Six months             Year
                                                                              ended            ended
                                                                          March 31,    September 30,
                                                                              2001*             2000
Operations:
Net investment income                                                       $10,223          $22,547
Net realized loss on investments                                             (7,938)          (3,578)
Net unrealized appreciation (depreciation)
 on investments                                                               9,557          (38,602)
 Net increase (decrease) in net assets
  resulting from operations                                                  11,842          (19,633)
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
  Class A                                                                    (8,916)         (20,142)
  Class B                                                                       (25)              (6)
Distributions from net realized gains on investments:
  Class A                                                                                     (2,356)
 Total dividends and distributions                                           (8,941)         (22,504)

Capital Share Transactions:
 Proceeds from shares sold                                                   37,033           98,853
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                           7,873           19,886
 Cost of shares repurchased                                                 (68,881)        (212,632)
 Net decrease in net assets resulting
  from capital share transactions                                           (23,975)         (93,893)
Total Decrease in Net Assets                                                (21,074)        (136,030)

Net Assets:
Beginning of period                                                         417,758          553,788
End of period (including
 undistributed net investment
 income: $3,742 and $2,460,
 respectively)                                                             $396,684         $417,758

* Unaudited.

See Notes to Financial Statements


Notes to Financial Statements                        (unaudited)


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing in quality fixed-income securities issued by major governments and corporations all over the world, including the United States.

The fund offers four classes of shares as described below:

Class A shares are sold with an initial sales charge of up to 3.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contracts are recorded in the Statement of Assets and Liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the Statement of Assets and Liabilities.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.


2.  NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $7,900,000 for the six months ended March 31, 2001.


3.  FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of March 31, 2001, the cost of investment securities, excluding forward currency contracts, for book and federal income tax reporting purposes was $449,837,000. Net unrealized depreciation on investments, excluding forward currency contracts, aggregated $61,919,000; $4,772,000 related to appreciated securities and $66,691,000 related to depreciated securities. For the six months ended March 31, 2001, the fund realized, on a tax basis, a net capital loss of $503,000 on securities transactions. The fund had available at March 31, 2001, a net capital loss carryforward totaling $716,000 which may be used to offset capital gains realized during subsequent years through 2008 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has recognized, for tax purposes, capital losses totaling $1,710,000 and losses relating to non-U.S. currency transactions totaling $513,000 which were realized during the period November 1, 1999 through September 30, 2000. Net losses related to non-U.S. currency transactions of $7,435,000 are treated as an adjustment to ordinary income for federal income tax purposes.


4.  FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $1,331,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which certain officers and Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.65% per annum of the first $500 million of net assets decreasing to 0.50% of such assets in excess of $1 billion. For the six months ended March 31, 2001, the management services fee was equivalent to an annualized rate of 0.65% of average net assets.

DISTRIBUTION EXPENSES - American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, received $51,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the six months ended March 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.30% annual expense limit for Class A shares is not exceeded. For the six months ended March 31, 2001, aggregate distribution expenses were $501,000, or 0.25% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the six months ended March 31, 2001, aggregate distribution expenses were $9,000, or 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the six months ended March 31, 2001, aggregate distribution expenses were $24, or 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the six months ended March 31, 2001, aggregate distribution expenses were $5, or 0.25% of average daily net assets attributable to Class F shares.

As of March 31, 2001, aggregate distribution expenses payable to AFD for all share classes were $76,000.

TRANSFER AGENT FEE - A fee of $230,000 was incurred during the six months ended March 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of March 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $37,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the six months ended March 31, 2001, total fees under the agreement were $8. As of March 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $8.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of March 31, 2001, the cumulative liability for the deferred amounts was $29,000. For the six months ended March 31, 2001, Directors' fees consisted of $7,000 that were paid or deferred and $1,000 of net depreciation on the amounts deferred.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


5.  INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $157,779,000 and $185,589,000, respectively, during the six months ended March 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the six months ended March 31, 2001, the custodian fee of $60,000 includes $6,000 that was paid by these credits rather than in cash.

As of March 31, 2001, net assets consisted of the following:

                                                                (dollars in thousands)
Capital paid in on shares of capital stock                                   $464,743
Undistributed net investment income                                             3,742
Accumulated net realized loss                                                 (10,376)
Net unrealized depreciation                                                   (61,425)
Net assets                                                                   $396,684

Capital share transactions in the fund were as follows:

                                                                           Six months              Six months
                                                                                ended                   ended
                                                                        March 31, 2001          March 31, 2001
                                                                         Amount (000)                  Shares
Class A Shares:
  Sold                                                               $         35,469               2,469,970
  Reinvestment of dividends and distributions                                   7,851                 552,731
  Repurchased                                                                 (68,732)             (4,802,831)
   Net decrease in Class A                                                    (25,412)             (1,780,130)
Class B Shares: /1/
  Sold                                                                          1,429                  99,331
  Reinvestment of dividends and distributions                                      22                   1,529
  Repurchased                                                                    (149)                (10,340)
   Net increase in Class B                                                      1,302                  90,520
Class C Shares: /2/
  Sold                                                                             70                   4,810
  Reinvestment of dividends and distributions
  Repurchased
   Net increase in Class C                                                         70                   4,810
Class F Shares: /2/
  Sold                                                                             65                   4,510
  Reinvestment of dividends and distributions
  Repurchased
   Net increase in Class F                                                         65                   4,510
Total net decrease in fund                                           $        (23,975)             (1,680,290)



                                                                           Year ended              Year ended
                                                                    September 30, 2000     September 30, 2000
                                                                         Amount (000)                  Shares
Class A Shares:
  Sold                                                               $         97,450               6,644,172
  Reinvestment of dividends and distributions                                  19,880               1,342,437
  Repurchased                                                                (212,558)            (14,506,069)
   Net decrease in Class A                                                    (95,228)             (6,519,460)
Class B Shares: /1/
  Sold                                                                          1,403                  98,094
  Reinvestment of dividends and distributions                                       6                     375
  Repurchased                                                                     (74)                 (5,229)
   Net increase in Class B                                                      1,335                  93,240
Class C Shares: /2/
  Sold
  Reinvestment of dividends and distributions
  Repurchased
   Net increase in Class C
Class F Shares: /2/
  Sold
  Reinvestment of dividends and distributions
  Repurchased
   Net increase in Class F
Total net decrease in fund                                           $        (93,893)             (6,426,220)


/1/ Class B shares were not offered before
    March 15, 2000.
/2/ Class C and Class F shares were not
    offered before March 15, 2001.


At March 31, 2001, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

                                                    Contract   Amount                      U.S.  Valuation
Non-U.S.                                                                                               Unrealized
Currency                                                                                            (Depreciation)
Contracts                                            Non-U.S.            U.S.           Amount       Appreciation


Purchases:
 Danish Kroner
  expiring 11/5/2001                          DKr 420,350,000     $ 50,000,000     $ 49,479,169         $(520,831)
 Euros
  expiring 4/10 to
  8/23/2001                                   EURO 15,112,864       14,218,745       13,292,747          (925,998)

                                                                    64,218,745       62,771,916        (1,446,829)

Sales:
 Australian Dollars
  expiring 5/7 to
  5/21/2001                                      A$ 4,982,000       (2,684,171)      (2,431,301)          252,870
 Danish Kroner
  expiring 11/5/2001                          DKr 475,392,000      (56,468,300)     (55,947,469)          520,831
 Euros
  expiring 4/9 to
  6/29/2001                                    EURO 8,168,893       (7,477,412)      (7,186,013)          291,399
 Japanese Yen
  expiring 6/18 to
  12/14/2001                                  Yen 330,804,950       (2,782,206)      (2,671,168)          111,038
 New Zealand Dollars
  expiring 4/10 to
  6/13/2001                                    NZ$ 22,088,794       (9,854,385)      (8,905,777)          948,608
 Norwegian Kroner
  expiring 7/30/2001                           NOK 14,000,000       (1,566,056)      (1,515,932)           50,124

                                                                   (80,832,530)     (78,657,660)        2,174,870


Forward Currency Contracts - Net                                                                        $ 728,041

Per-Share Data and Ratios

                                                               Class A          Class A          Class A
                                                            Six months
                                                                 ended       Year ended       Year ended
                                                             March 31,    September 30,    September 30,
                                                          2001 /1/,/2/             2000             1999
Net Asset Value, Beginning of Period                            $14.16           $15.41           $16.32

Income from Investment Operations :
   Net investment income                                       .36 /3/          .68 /3/              .84
   Net gains (losses) on securities                            .05 /3/       (1.26) /3/             (.88)
    (both realized and unrealized)
   Total from investment operations                                .41             (.58)            (.04)

Less Distributions :
   Dividends (from net investment income)                         (.31)            (.60)            (.55)
   Distributions (from capital gains)                                -             (.07)            (.32)
   Total distributions                                            (.31)            (.67)            (.87)

Net Asset Value, End of Period                                  $14.26           $14.16           $15.41

Total Return /4/                                                  2.92%          (3.89)%           (.32)%

Ratios/Supplemental Data:
   Net assets, end of period (in                                  $394             $416             $554
      millions)
   Ratio of expenses to average net                          1.25% /5/             1.12%            1.08%
      assets
   Ratio of net income to average net                        5.00% /5/             4.66%            4.66%
      assets


                                                               Class A          Class A          Class A

                                                            Year ended       Year ended       Year ended
                                                         September 30,    September 30,    September 30,
                                                                   1998            1997             1996
Net Asset Value, Beginning of Period                            $16.40           $16.86           $16.81

Income from Investment Operations :
   Net investment income                                           .43              .88             1.09
   Net gains (losses) on securities                                .57             (.16)             .16
    (both realized and unrealized)
   Total from investment operations                               1.00              .72             1.25

Less Distributions :
   Dividends (from net investment income)                         (.80)           (1.18)           (1.20)
   Distributions (from capital gains)                             (.28)               -                -
   Total distributions                                           (1.08)           (1.18)           (1.20)

Net Asset Value, End of Period                                  $16.32           $16.40           $16.86

Total Return /4/                                                  6.42%            4.38%            7.67%

Ratios/Supplemental Data:
   Net assets, end of period (in                                  $645             $758             $811
      millions)
   Ratio of expenses to average net                               1.06%            1.07%            1.09%
      assets
   Ratio of net income to average net                             5.15%            5.21%            6.07%
      assets


                                                               Class B          Class B
                                                            Six months
                                                                 ended      March 15 to
                                                             March 31,    September 30,
                                                          2001 /1/,/2/         2000 /1/
Net Asset Value, Beginning of Period                            $14.12           $14.74

Income from Investment Operations :
  Net investment income /3/                                        .30              .28
  Net gains (losses) on securities (both                           .04             (.63)
     realized and unrealized) /3/
  Total from investment operations                                 .34             (.35)

Less Distributions :
  Dividends (from net investment income)                          (.21)            (.27)
  Distributions (from capital gains)                                -                -
  Total distributions                                             (.21)            (.27)

Net Asset Value, End of Period                                  $14.25           $14.12

Total Return /4/                                                  2.45%          (2.34)%

Ratios/Supplemental Data:
  Net assets, end of period (in millions)                           $3               $1
  Ratio of expenses to average net assets                    2.03% /5/        1.81% /5/
  Ratio of net income to average net                         4.24% /5/        3.99% /5/
     assets


                                                               Class C          Class F

                                                           March 15 to      March 15 to
                                                             March 31,        March 31,
                                                          2001 /1/,/2/     2001 /1/,/2/
Net Asset Value, Beginning of Period                            $14.50           $14.50

Income from Investment Operations :
  Net investment income /3/                                        .03              .03
  Net gains (losses) on securities (both                          (.28)            (.27)
     realized and unrealized) /3/
  Total from investment operations                                (.25)            (.24)

Less Distributions :
  Dividends (from net investment income)                            -                -
  Distributions (from capital gains)                                -                -
  Total distributions
                                                                    -                -
Net Asset Value, End of Period                                  $14.25           $14.26

Total Return /4/                                                (1.72)%          (1.65)%

Ratios/Supplemental Data:
  Net assets, end of period (in millions)                           -                -
  Ratio of expenses to average net assets                          .10%             .06%
  Ratio of net income to average net                               .19%             .22%
     assets



Supplemental Data - All Classes
                                                            Six months
                                                                 ended       Year ended       Year ended
                                                             March 31,     September 30,    September 30,
                                                          2001 /1/,/2/              2000             1999
Portfolio turnover rate                                          40.33%           52.15%          129.25%


                                                             Year ended       Year ended       Year ended
                                                          September 30,    September 30,    September 30,
                                                                   1998             1997             1996
Portfolio turnover rate                                         100.92%           79.00%           91.27%


/1/ Based on operations for the period
    shown and, accordingly, not
    representative of a full year.
/2/ Unaudited.
/3/ Based on average shares outstanding.
/4/ Total returns exclude all sales
    charges, including contingent
    deferred sales charges.
/5/ Annualized.


Share Results
Class B, Class C and Class F

Average annual compound returns for periods
ended March 31, 2001                                  Lifetime*  1 Year

CLASS B SHARES
   Reflecting applicable contingent deferred
     sales charge (CDSC),maximum of 5%, payable
     only if shares are sold                           -3.66%    -5.08%
   Not reflecting CDSC                                 +0.05%    -0.21%

CLASS C AND CLASS F SHARES
   Results for these shares are not shown because of the brief time between their introduction on March 15, 2001, and the end of the period

*From March 15, 2000, when B shares first became available.


[The American Funds Group(r)]

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of Capital World Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2001, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

There are several ways to invest in Capital World Bond Fund. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.78% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares are subject to annual expenses about 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, have higher expenses (about 0.06% a year) than do Class A shares, and an annual asset-based fee charged by the sponsoring firm. Because expenses are first deducted from income, dividends for each share class will vary.

Printed on recycled paper
Litho in USA WG/INS/5107
Lit. No. WBF-013-0501